UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2017

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The following information in this Current Report on Form 8-K/A is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
The sole purpose of this Current Report on Form 8-K/A is to correct the errors described below in the original performance data furnished as Exhibit 99.2 to the Current Report on Form 8-K furnished by The Mosaic Company with the Securities and Exchange Commission on the morning of May 2, 2017.
The following corrections have been made to the performance data for Q1 2017:

•	In the consolidated data, cash flow from investments is $(245) million, rather than $(249) million;

•	In the consolidated data, net cash flow is $6 million, rather than $2 million;

•	For the Potash segment:

◦	Freight included in revenue & cost of goods sold is $56 million, rather than $66 million;

◦	Net sales less freight is $358 million, rather than $348 million; and

◦	Cost of Goods Sold less freight is $289 million, rather than $279 million;

•	For the Phosphates segment:

◦	Freight included in revenue & cost of goods sold is $79 million, rather than $132 million;

◦	Net sales less freight is $760 million, rather than $708 million; and

◦	Cost of Goods Sold less freight is $704 million, rather than $651 million.
The following corrections have been made in the consolidated data for Q1 2016:

•	Cash flow from operations for Q1 2016 is $266 million, rather than $265 million; and

•	Cash flow from financing for Q1 2016 is $(280) million, rather than $279 million.
Furnished herewith as Exhibit 99.2 and incorporated by reference herein is the corrected performance data for the period ended March 31, 2017, to be published on Mosaic's website. Other than the correction of the errors discussed in this Current Report on Form 8-K/A, no other changes have been made to the original Form 8-K or the exhibits furnished therewith.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 2, 2017	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.2	Performance data for the period ended March 31, 2017 (revised)